UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22485

Avenue Income Credit Strategies Fund
(Exact name of registrant as specified in charter)

399 Park Avenue, 6th Floor New York, NY		10022
(Address of principal executive offices)		(Zip code)

Copy to:

Sonia E. Gardner Avenue Capital Group 399 Park Avenue, 6th Floor New York, NY 10022 (212) 878-3500		Nora M. Jordan Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 878-3500

Date of fiscal year end:	October 31, 2011

Date of reporting period:	April 30, 2011

Item 1.  Shareholder Report

Avenue Income Credit Strategies Fund

Manager Commentary1,2,3

April 30, 2011 (unaudited)

Dear Shareholder,

We are pleased to present our first semi-annual report for Avenue Income Credit Strategies Fund (the "Fund").

Performance

For the period January 27, 2011 (commencement of operations) through April 30, 2011, the Fund had a total return of 2.04% based on net asset value, and a total return of -1.79% based on market value. On April 30, 2011, the closing price of the Fund's shares on the New York Stock Exchange was $19.51 representing a 0.77% premium to the Fund's net asset value per share of $19.36.

Factors Affecting Performance

In the United States, credit markets have been a bastion of calm and steady returns, even in the face of potential macro economic problems. New issue volumes continue to trend at record breaking levels, with $155 billion of high yield debt pricing so far this year (JP Morgan Credit Strategy Weekly Update May 26, 2011). Importantly, nearly 64% of new issue proceeds were earmarked for refinancing of existing debt.

Efforts to improve balance sheets and extend maturities for large swaths of pre-crisis debt have improved credit quality in the high yield market. So far this year, high yield new issue activity has been concentrated in the higher quality ratings, with over 80% of new issues rated B or better (on a Standard & Poor's rating scale). This stands in contrast to the new issue market of the pre-crisis days, which featured only 74% of new issues in the same credit quality category in 2008 and only 64% in 2007. Both of those years featured a preponderance of lower rated acquisition-related transactions, as LBO activity dominated headlines and investor appetites. During 2007, 44% of all new issues were earmarked for acquisition finance or LBOs; in 2008 this figure increased to 51.5% of total new issuances. So far this year, new issue flows related to acquisition finance or LBOs were a mere 13.5% of total issuances.

Inflows into the high yield and leveraged loan markets are also running at an elevated pace this year, as strong demand for higher yielding alternatives to equities has attracted capital flows. For example, year to date combined inflow of both weekly and monthly reporters show an inflow of over $11 billion into high yield funds. For weekly reporters, inflows represent a 1,200% increase on a year-over-year basis ($594 million in 2010 vs. $7.8 billion in 2011 — LCD Leveraged Commentary and Data May 27, 2011). Loan inflows are even more impressive, with over $22.4 billion of new cash inflows into loan funds so far this year. This compares to inflows of $12.3 billion over the entirety of 2010.

Returns in high yield are among the best of all asset classes since the start of 2011. The Merrill Lynch High Yield Master II report shows a return of 5.48% to the end of April, and 4.26% for the S&P/LSTA US Leveraged Loan 100 Index4 over the same time period.

A combination of sluggish economic recovery, resulting in relatively low interest rates, coupled with improving corporate fundamentals continues to attract capital to the high yield and leveraged loan markets. First quarter 2011 GDP revisions show a modest 1.8% increase while unemployment in the U.S. continues to hover in the high single digits, with the latest data showing a 20 bps increase in the unemployment rate to 9%. And of late, production data has taken a leg down. As reflected in the Japanese earthquake-affected auto sales data, which has taken expectations of monthly auto sales (seasonally adjusted annual rate of sales) down from the gradual path of recovery they were previously enjoying. The Treasury market has reacted to this lower than expected growth, as the 10 year Note hovers around 3% which is lower by about 25 bps since the beginning of the year. This comes even in light of the well telegraphed end of the second round of Quantitative Easing (QE2), where the Fed was the standout buyer of Treasuries in order to keep rates low and spur economic recovery.

Avenue Income Credit Strategies Fund

Manager Commentary (continued)

April 30, 2011 (unaudited)

The contrast to this weak growth has been cost-cutting driven strength in corporate earnings and balance sheets. Indeed, the market has soundly beaten the expectations of analysts consistently for the last two years. Over the past four quarters, 74% of all companies in the S&P 500 have beaten earnings expectations vs. the long term average (going back to 1994) of 62% company beats. Profit margins continue to improve as well, with the latest showing a 13.4% profit margin for the S&P 500, which is up 500 bps since the beginning of 2010. Combined, these twin factors (low growth influencing low rates along with better company data) represent an attractive environment for investment in the high yield space.

Technicals in the European credit market remain strong with 21 straight weeks of positive cash inflows into European high yield funds through May 4, 2011, per JPMorgan.5 Secondary market prices continue to move higher as these inflows are put to work. In addition, primary European high yield issuances totaled €11.4 billion in the first quarter of 2011, a record pace.6

The European credit markets showed positive returns from the end of January to the end of April, with the ELLI (European Leveraged Loan Index)4 up 1.35% and the IBOXXMJA (Markit iBoxx EUR Liquid High Yield Index4) up 1.68% during the period. In contrast, European stock markets were flat during the period, while the Stoxx Europe 600 Index4 was up 0.36% in the three months ended April 30, 2011.

The European markets have shown resilience considering the many problems that currently affect Europe, most notably the sovereign debt crisis. On April 7, 2011, Portugal became the third Eurozone member to request financial assistance.7 Exact details of the bailout have yet to be released, but estimates range from €70 to €90 billion. Half of the money is expected to come from a combination of the European financial stability mechanism and the European Financial Stability Facility, and the other half is expected to be supplied by the International Monetary Fund (the "IMF"). The Portuguese Prime Minister, Jose Socrates, was forced to step down after his proposed austerity package was voted down in Parliament. Due to Parliament's rejection of the austerity measures, Portugal was shut out of the market and thus forced to seek a bailout. In our view, this political stalemate highlights a major concern as highly indebted Eurozone members (e.g., Greece, Ireland) are facing demands for austerity from Germany and France, but implementing these austerity plans has proved increasingly difficult.

On April 7, 2011, in order to combat inflation, the European Central Bank (the "ECB") raised interest rates by 25 bps to 1.25% for the first time in almost three years. Market expectations are for another two or three 25 basis point raises in 2011.8 These interest rate hikes seem to be needed in Germany where annual inflation rose 2.6% in April 2011,9 but may exacerbate the problems in the peripheral countries, especially Spain. In the first quarter, Spanish unemployment rose to a staggering 21.3%.10 With almost 90% of mortgages in Spain tied to the 12 month Euribor rate, the highest percentage in the Eurozone, we believe that Spain will continue to struggle to emerge from a recession as discretionary income is reduced. The latest ECB rate hike cycle continues to highlight the flaws in having one monetary policy for so many countries that are growing at different rates.

Management Strategies

In the United States, the Fund's strategy remains focused on exploiting undervalued credit opportunities to generate both income and modest capital appreciation. In our view, the best opportunities have been found in middle market issuers (73% of the US allocation) with credit quality centered on "single B" (B+, B and B-) issuers (on a Standard & Poor's rating scale).

For the European portion of the Fund, we've tried to obtain a reasonable current yield while maintaining a fairly defensive stance. As of April 30, 2011, over 40% of our European portfolio was rated BB or higher (on a Standard & Poor's rating scale). On an industry basis, we have a concentration in pubs and hotels, both of which have significant intrinsic value in our opinion. We also have positions in subordinated bank paper that we believe is

Avenue Income Credit Strategies Fund

Manager Commentary (concluded)

April 30, 2011 (unaudited)

well-insulated and offers an attractive yield. Finally, we continue to shift away from fixed rate debt into floating rate debt to protect against potential moves in interest rates, such as the ECB's decision to raise rates in April.

Sincerely,

Randy Takian President and Principal Executive Officer

May 2011

1  Performance information is not annualized. The Fund commenced operations on January 27, 2011. The performance shown thus represents the Fund's results for a short period of time and may not be indicative of the performance the Fund will be able to generate over longer periods.

2  Performance data shown represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data shown. Investment returns and principal value will fluctuate, and when sold, your investment may be worth more or less than its original cost. Accordingly, it is possible to lose money investing in the Fund. All returns assume reinvestment of all dividends. Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investor's risk of loss. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that a fund's net asset value will decrease.

3  The Fund's shares are not insured by the FDIC and are not deposits or other obligations or, or guaranteed by, any depository institution.

4  Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

5   Source: European High Yield Fund flows, Weekly Update, J.P. Morgan, June 3, 2011.

6   Source: (Eur) Standard & Poor's LCD Leveraged Review First Quarter 2011.

7   Source: European Views: Portugal Asks for EFSF Activation, Goldman Sachs Global Economics, Commodities and Strategy Research, April 7, 2011.

8   Source: EBC Roars, Euro Zone Periphery Shudders, Reuters, March 7, 2011.

9   Source: German Annual Inflation Surges to 2.6%, Financial Times, April 27, 2011.

10  Source: Spain's Jobless Ranks Soar, The Wall Street Journal, May 1, 2011.

Avenue Income Credit Strategies Fund

Financial Data*

April 30, 2011 (unaudited)

Sector Type(a)

Ratings(a)(c)(d)

Geographic Allocation(a)(e)

Top Five Industries(a)

Top 10 Largest Holdings(a)

1 Giraffe Acquisition Corp.	9.13% Senior Unsecured Notes Due 12/1/2018 (144A)	5.3%
2 Nobina	9.13% Senior Secured Notes Due 8/1/2012	4.5%
3 Swift Services Holdings, Inc.	10.00% Senior Secured Notes Due 11/15/2018 (144A)	4.5%
4 Ardagh Packaging Finance PLC	9.25% Senior Unsecured Notes Due 10/15/2020 (144A)	4.3%
5 Rite Aid Corp.	7.50% Senior Secured Notes Due 3/1/2017	3.9%
6 RSC Equipment Rental Inc/ RSC Holdings III LLC	8.25% Senior Unsecured Notes Due 2/1/2021 (144A)	3.7%
7 Ineos Holdings Ltd.	9.00% Senior Secured Second Lien Term Loan D Due 6/16/2015	3.7%
8 Sinclair Television Group, Inc.	8.38% Senior Unsecured Notes Due 10/15/2018	3.5%
9 GenOn Energy, Inc.	9.50% Senior Unsecured Notes Due 10/15/2018 (144A)	3.5%
10 Boyd Gaming Corp., Series 1	9.13% Senior Unsecured Notes Due 12/1/2018 (144A)	3.4%
	Total Top 10:	40.3%

*  Fund information is subject to change due to active management. Data is based on total market value of the Fund investments unless otherwise indicated.

(a)  As a percent of Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from any credit facility, reverse repurchase agreements and any issuance of preferred shares or notes) minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

(b)  Cash includes cash and cash equivalents as well as other non investment asset and liabilities (net), excluding borrowings under credit facilities.

(c)  Ratings information represent Standard & Poor's ratings on the instruments in the portfolio or equivalent. Ratings are provided for informational purposes only and may change over time.

(d)  The Fund may invest all or a substantial portion of its assets in below investment grade securities which are often referred to as high yield or "junk" securities.

(e)  The geographic allocation is based on where the Investment Adviser believes the Country of Risk to be. Country of Risk is traditionally the country where the majority of the company's operations are based or where it is headquartered.

Avenue Income Credit Strategies Fund

Schedule of Investments

April 30, 2011 (unaudited)

Security Description	Coupon	Maturity	Principal Amount (000)		Value
CORPORATE BONDS & NOTES — 111.4%
Airlines — 3.7%
US Airways 2000-3C Pass Through Trust	8.39%	3/1/2022		$5,784	$5,263,477
Auto Components — 1.6%
The Goodyear Tire & Rubber Co.	8.75%	8/15/2020		2,000	2,245,000
Commercial Banks — 13.1%
CIT Group, Inc.	7.00%	5/1/2017		6,000	6,048,750
Lloyds Banking Group Capital No.1 PLC (a)	7.88%	11/1/2020		4,200	4,183,200
Royal Bank of Scotland Group PLC	7.65%	8/29/2049		4,000	3,805,000
Unicredit SpA	9.38%	7/29/2049	EUR	3,000	4,554,537
					18,591,487
Computers & Peripherals — 3.7%
Seagate HDD Cayman (a)	7.75%	12/15/2018		$5,000	5,300,000
Containers & Packaging — 5.6%
Ardagh Packaging Finance PLC (a)	9.25%	10/15/2020	EUR	5,000	7,877,867
Diversified Telecommunication Services — 2.3%
Intelsat Luxembourg SA	11.25%	2/4/2017		$3,000	3,273,750
Food & Staples Retailing — 5.0%
Rite Aid Corp.	7.50%	3/1/2017		7,000	7,131,250
Health Care Providers & Services — 8.1%
HCA, Inc.:
	7.05%	12/1/2027		745	659,325
	7.50%	11/6/2033		120	111,750
	7.50%	11/15/2095		3,000	2,463,750
	7.58%	9/15/2025		555	519,619
	7.69%	6/15/2025		900	851,625
	7.75%	7/15/2036		525	489,562
Tenet Healthcare Corp.:
	6.88%	11/15/2031		4,000	3,300,000
	8.00%	8/1/2020		3,000	3,105,000
					11,500,631
Hotels, Restaurants & Leisure — 13.9%
Boyd Gaming Corp., Series 1 (a)	9.13%	12/1/2018		6,000	6,225,000
Punch Taverns Finance Ltd.:
	5.94%	12/30/2024	GBP	4,000	5,679,189
	7.37%	6/30/2022(a)		1,100	1,708,768
Unique Pub Finance Co. PLC:
	5.66%	6/30/2027		1,000	1,286,169
	6.54%	3/30/2021		3,300	4,850,696
					19,749,822
Household Durables — 3.8%
K Hovnanian Enterprises, Inc.	10.63%	10/15/2016		$5,000	5,325,000
Independent Power Producers & Energy Traders — 4.5%
GenOn Energy, Inc. (a)	9.50%	10/15/2018		6,000	6,405,000
Insurance — 3.2%
American International Group, Inc. (a)	8.00%	5/22/2038	EUR	3,000	4,487,885
Marine — 4.1%
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., Series 1 (a)	8.13%	12/15/2019		$5,700	5,757,000
Media — 4.5%
Sinclair Television Group, Inc.	8.38%	10/15/2018		6,000	6,420,000
Oil, Gas & Consumable Fuels — 6.6%
Connacher Oil and Gas Ltd. (a)	10.25%	12/15/2015		4,000	4,250,000
Offshore Group Investments Ltd.	11.50%	8/1/2015		4,640	5,179,400
					9,429,400

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2011 (unaudited)

Security Description	Coupon	Maturity	Principal Amount (000)		Value
Road & Rail — 11.6%
Nobina	9.13%	8/1/2012	EUR	5,600	$8,295,230
Swift Services Holdings, Inc. (a)	10.00%	11/15/2018		$7,500	8,231,250
					16,526,480
Semiconductors & Semiconductor Equipment — 2.9%
Advanced Micro Devices, Inc.	7.75%	8/1/2020		4,000	4,170,000
Specialty Retail — 8.4%
CDW LLC / CDW Finance Corp. (a)	8.00%	12/15/2018		2,000	2,130,000
Giraffe Acquisition Corp. (a)	9.13%	12/1/2018		10,000	9,800,000
					11,930,000
Trading Companies & Distributors — 4.8%
RSC Equipment Rental Inc/RSC Holdings III LLC (a)	8.25%	2/1/2021		6,500	6,857,500
TOTAL CORPORATE BONDS & NOTES (Cost $155,266,833)					158,241,549
SENIOR LOANS — 15.7%
Chemicals — 4.8%
Ineos Holdings Ltd. Term Loan D (b)	9.00%	6/16/2015	EUR	4,400	6,828,511
Energy Equipment & Services — 1.4%
Abbot Group Ltd. Term Loan B2 (b)	5.30%	3/15/2016		$1,700	1,601,536
Abbot Group Ltd. Term Loan C2 (b)	5.55%	3/15/2017		250	236,770
Abbot Group Ltd. Term Loan C3 (b)	5.55%	3/15/2017		250	236,770
					2,075,076
Hotels, Restaurants & Leisure — 8.6%
Gala Group Ltd. Term Loan B/C (b)(c)	0.00%	10/27/2013- 10/27/2014	GBP	1,000	1,584,911
MGM Mirage Term Loan E (b)	7.00%	2/21/2014		$5,000	4,945,450
Travelodge Hotels Term Loan B (b)	4.56%	10/13/2014	GBP	1,830	2,816,022
Travelodge Hotels Term Loan C (b)	5.14%	10/13/2015		1,830	2,831,306
					12,177,689
Media — 0.9%
Lavena Holdings Revolver (b)(c)	0.00%	4/10/2015	EUR	950	1,252,312
TOTAL SENIOR LOANS (Cost $21,613,147)					22,333,588
TOTAL LONG-TERM INVESTMENTS — 127.1% (Cost $176,879,980)					180,575,137
SHORT-TERM INVESTMENTS — 8.0%
REPURCHASE AGREEMENT — 8.0%
State Street Repurchase Agreement, dated 04/30/11, due 05/02/11 at 0.01%, collateralized by U.S. Treasury Bills maturing 05/12/11, market value $11,509,938 (repurchase proceeds $11,281,846) (Cost $11,281,837)				$11,282	11,281,837
TOTAL SHORT-TERM INVESTMENTS — 8.0% (Cost $11,281,837)					11,281,837
TOTAL INVESTMENTS — 135.1% (Cost $188,161,817)					191,856,974
OTHER ASSETS & LIABILITIES — (35.1)%					(49,849,692)
NET ASSETS — 100.0%					$142,007,282

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Schedule of Investments (continued)

April 30, 2011 (unaudited)

Percentages are calculated as a percentage of net assets as of April 30, 2011.

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933. These securities, which represent 51.6% of net assets as of April 30, 2011, are considered liquid and may be resold in transactions exempt from registration, normally to "qualified institutional buyers" under Rule 144A.

(b)  Variable rate security. Rate shown is rate in effect at April 30, 2011.

(c)  Coupon to be determined after April 30, 2011.

Settlement Date	Contracts to Deliver		Value at April 30, 2011	In Exchange for U.S.$	Net Unrealized Appreciation (Depreciation)	Counterparty
Forward Foreign Currency Contracts to Buy:
05/13/2011	1,242,000	EUR	$1,839,083	$1,778,949	$60,134	State Street Bank and Trust Co.
	Total				60,134
Forward Foreign Currency Contracts to Sell:
05/13/2011	22,923,206	EUR	33,943,387	31,888,138	(2,055,249)	State Street Bank and Trust Co.
05/13/2011	11,199,954	GBP	18,705,732	18,047,820	(657,912)	State Street Bank and Trust Co.
	Total				(2,713,161)
	Net				(2,653,027)

EUR — Euro Currency

GBP — Great British Pound

Geographic Allocation:

Country	Percentage of Net Assets	Market Value
United States	87.8%	$124,704,430
United Kingdom	26.5	37,648,848
Sweden	5.8	8,295,230
Ireland	5.6	7,877,867
Italy	3.2	4,554,537
Canada	3.0	4,250,000
Luxembourg	2.3	3,273,750
Germany	0.9	1,252,312
Total Investments	135.1%	$191,856,974

The geographic allocation is based on where the Investment Adviser believes the Country of Risk to be. Country of Risk is traditionally the country where the majority of the company's operations are based or where it is headquartered.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Assets and Liabilities

April 30, 2011 (unaudited)

Assets
Investments in securities, at value (cost $188,161,817)	$191,856,974
Foreign currency, at value (cost $45,690)	45,665
Interest receivable	3,734,942
Receivable for shares issued from dividend reinvestment plan	55,706
Prepaid expenses	146,645
Total Assets	195,839,932
Liabilities
Payable for line of credit	43,000,000
Payable for investments purchased	7,787,198
Net unrealized depreciation on open forward foreign currency contracts	2,653,027
Accrued investment advisory fee	143,823
Accrued expenses and other liabilities	248,602
Total Liabilities	53,832,650
Net Assets	$142,007,282
Net Asset Value Per Common Share
$142,007,282 divided by 7,335,110 common shares outstanding	$19.36
Net Assets Consist of:
Common shares, $0.001 par value, unlimited number of shares authorized, 7,335,110 shares issued and outstanding	$7,335
Paid in capital	139,800,732
Undistributed net investment income	994,945
Accumulated net realized gain on investments and foreign currency transactions	152,580
Net unrealized appreciation (depreciation) on investments and foreign currency translations	1,051,690
Net Assets	$142,007,282

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Operations

For the period January 27, 2011 (commencement of operations) through April 30, 2011 (unaudited)

Investment Income:
Interest income	$2,720,210
Total Investment Income	2,720,210
Expenses:
Investment Advisory fee (Note 4)	505,624
Professional fees	130,544
Interest expense and commitment fee (Note 10)	85,629
Accounting and Administration fees (Note 4)	45,420
Insurance expense	41,141
Custody fees	40,820
Shareholder reporting expenses	20,288
Trustees' fees and expenses	19,020
Loan servicing fees	5,429
Transfer agent fees	2,282
Other expenses	29,368
Total expenses	925,565
Expenses waived by Investment Adviser (Note 4)	(153,490)
Net Expenses	772,075
Net Investment Income	1,948,135
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on:
Investments	562,623
Foreign currency transactions	(158,911)
Forward foreign currency contracts	(251,132)
152,580
Net change in unrealized appreciation (depreciation) on:
Investments	3,695,157
Foreign currency translations	9,560
Forward foreign currency contracts	(2,653,027)
1,051,690
Net realized and unrealized gain on investments and foreign currency transactions	1,204,270
Net increase in net assets resulting from operations	$3,152,405

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Changes In Net Assets

For the period January 27, 2011 (commencement of operations) through April 30, 2011 (unaudited)

Increase in Net Assets from Operations:
Net investment income	$1,948,135
Net realized gain on investments and foreign currency transactions	152,580
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,051,690
Net increase in net assets resulting from operations	3,152,405
Distributions to Shareholders from:
Net investment income	(953,190)
Total distributions to shareholders	(953,190)
From Beneficial Interest Transactions:
Proceeds from sale of Common Shares (net of offering costs of $293,289)	139,652,277
Reinvestment of distributions	55,706
Net increase in net assets from beneficial interest transactions	139,707,983
Net increase in net assets during the period	141,907,198
Net assets at beginning of period	100,084
Net assets end of period	$142,007,282

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Statement of Cash Flows

For the period January 27, 2011 (commencement of operations) to April 30, 2011 (unaudited)

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$3,152,405
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(217,268,619)
Investments sold	48,743,071
Increase in short term investments, net	(11,281,837)
Net amortization/accretion of premium (discount)	(4,611)
Increase in interest receivable	(3,734,942)
Increase in prepaid expenses	(146,645)
Increase in unrealized depreciation on open forward foreign currency contracts	2,653,027
Increase in accrued investment advisory fee	143,823
Increase in accrued expenses and other liabilities	248,602
Net change in unrealized appreciation from investments	(3,695,157)
Net realized gain on investments	(562,623)
Net cash used in operating activities	$(181,753,506)
Cash Flows from Financing Activities
Proceeds from sale of Common Shares	139,652,277
Distributions paid to shareholders	(953,190)
Proceeds from secured borrowings	45,000,000
Repayment of secured borrowings	(2,000,000)
Net cash provided by financing activities	$181,699,087
Net change in cash*	$(54,419)
Cash at beginning of period	$100,084
Cash at end of period[1]	$45,665

*  Includes net change in unrealized appreciation (depreciation) on foreign currency of $(25).

1  Balance includes foreign currency, at value.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Financial Highlights

Selected data for a share outstanding throughout the period January 27, 2011
(commencement of operations) to April 30, 2011 (unaudited)

Net asset value, beginning of period	$19.10[1]
Income (loss) from investment operations:
Net investment income[2]	0.27
Net realized and unrealized gain (loss)	0.16
Total from investment operations	0.43
Distributions to shareholders from:
Net investment income	(0.13)
Total distributions	(0.13)
Capital Share Transactions
Offering costs charged to paid-in-capital[2]	$(0.04)
Net asset value, end of period	$19.36
Market value, end of period	$19.51
Total return on net asset value	2.04%[3]
Total return on market value	(1.79)%[3]
Net assets, end of period (in 000's)	$142,007
Ratio of expenses to average net assets	2.21%[4]
Ratio of expenses to average net assets excluding interest expense and commitment fee and loan servicing fees	1.95%[4]
Ratio of net investment income (loss) to average net assets	5.57%[4]
Supplemental Information on Ratios to Average Net Assets
Ratios before expense limitation:
Ratio of expenses to average net assets	2.65%[4]
Ratio of net investment income (loss) to average net assets	5.13%[4]
Portfolio turnover rate	38%
Loans Outstanding, End of Period (000s)	$43,000
Asset Coverage per $1,000 unit of senior indebtedness[5]	$4,302

1  Net asset value at beginning of period reflects the deduction of the underwriters discount of $0.90 per share from the $20.00 offering price.

2  Per share amounts have been calculated using average shares outstanding.

3  Not annualized.

4  Annualized.

5  Calculated by subtracting the Fund's total liabilities (not including borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

See Accompanying Notes to Financial Statements.

Avenue Income Credit Strategies Fund

Notes to Financial Statements

April 30, 2011 (unaudited)

1. Organization

Avenue Income Credit Strategies Fund (the "Fund") is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's primary investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund commenced operations on January 27, 2011. Prior to that, the Fund had no operations other than matters relating to its organization and the sale and issuance of 5,240 common shares of beneficial interest ("Common Shares") in the Fund to Avenue Capital Management II, L.P. (the "Investment Adviser") at a price of $19.10 per share.

2. Significant Accounting Policies

The following is a summary of significant accounting policies of the Fund in preparation of the financial statements.

SECURITY VALUATION — The net asset value ("NAV") per Common Share will be determined by State Street Bank and Trust Company (the "Custodian") on each day the New York Stock Exchange is open for business as of the close of the regular trading session on the New York Stock Exchange. The NAV per share of the Common Shares is determined by calculating the total value of the Fund's assets (the value of the securities, plus cash and/or other assets, including interest accrued but not yet received), deducting its total liabilities (including accrued expenses and liabilities), and dividing the result by the number of Common Shares outstanding of the Fund.

Debt obligations (including convertible bonds) and unlisted equities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

Where reliable market quotes are not readily available, loans and debt obligations are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Any investment and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

Forward foreign currency contracts are valued using quoted foreign exchange rates. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund's net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

SECURITY TRANSACTIONS AND INVESTMENT INCOME — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized as incurred.

FEDERAL INCOME TAXES — The Fund intends to qualify as a regulated investment company by qualifying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and distributing substantially all of its ordinary income and long-term capital gains, if any, each year. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

As of April 30, 2011, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's initial tax year will end on October 31, 2011.

SENIOR LOANS — The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the "Agent") for a lending syndicate of financial institutions (the "Lender"). When purchasing an assignment, the Fund typically succeeds to all the rights and obligations under the loan of the assigning Lender and becomes a lender under the credit agreement with respect to the debt obligation purchased. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more restricted than, those held by the assigning Lender. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement or any rights of setoff against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

FOREIGN CURRENCY TRANSLATION — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

FORWARD FOREIGN CURRENCY CONTRACTS — The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund may enter into such forward contracts for hedging purposes. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Fund's Statement of Assets and Liabilities.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

REPURCHASE AGREEMENTS — The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government securities and those of its agencies or instrumentalities, at a value not less than the repurchase price is held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Repurchase agreements involve certain risks, including in the event of default by the other party.

INDEMNIFICATIONS — In the normal course of business, the Fund enters into general business contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund expects the risk of material loss to be remote and no amounts have been recorded for such arrangements.

UNFUNDED LOAN COMMITMENTS — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Schedule of Investments.

BASIS OF PREPARATION AND USE OF ESTIMATES — These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by the Investment Adviser that affect the reported amounts and disclosures in these financial statements. Actual amounts and results could differ from these estimates, and such differences could be material.

STATEMENT OF CASH FLOWS — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash (including foreign currency) on hand at the Custodian.

3. Distributions

The Fund intends to make regular monthly distributions of net investment income to holders of Common Shares ("Common Shareholders"). The Fund expects to pay its Common Shareholders annually all or substantially all of its investment company taxable income. In addition, at least annually, the Fund intends to distribute all or substantially all of its net capital gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to Common Shareholders are recorded on the ex-dividend date.

4. Investment Advisory and Administration Agreements

Under an advisory agreement, Avenue Capital Management II, L.P. (the "Investment Adviser"), an affiliate of Avenue Capital Group, will receive an annual fee, payable monthly, in an amount equal to 1.25% of the Fund's average daily Managed Assets. Managed Assets means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes, including proceeds from (and assets subject to) reverse repurchase agreements, any credit facility and any issuance of preferred shares or notes) minus the sum of the Fund's accrued liabilities (other than Fund liabilities incurred for the purpose of leverage).

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

Under an investment subadvisory agreement with the Investment Adviser, the Investment Adviser will pay Avenue Europe International Management, L.P. (the "Subadviser"), also an affiliate of Avenue Capital Group, an annual fee, payable monthly, in an amount equal to 1.25% of the average daily value of the assets managed by the Subadviser.

The Investment Adviser has contractually agreed to reimburse the Fund so that total other expenses (as a percentage of net assets attributable to Common Shares of the Fund ) are limited to 0.50% until March 1, 2012 (excluding (i) interest, taxes, brokerage commissions and expenditures capitalized in accordance with generally accepted accounting principles, (ii) portfolio transactions and investment related expenses and (iii) extraordinary expenses not incurred in the ordinary course of the Fund's business). The Fund is required to repay any such reimbursement from the Investment Adviser if, within three years of the reimbursement, the Fund could repay the Investment Adviser without causing the Fund's total other expenses (as a percentage of net assets attributable to Common Shares of the Fund) to exceed 0.50% for the fiscal year in which such repayment would occur.

State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. State Street also provides legal administration services, including corporate secretarial services and preparing regulatory filings. For administration related services, State Street receives an annual fee, plus certain out-of-pocket expenses.

The Fund has also contracted with State Street to provide custody and fund accounting services to the Fund. Custody and accounting fees are payable monthly based on assets held in custody, investment purchases and sales activity and other factors, plus reimbursement for certain out-of-pocket expenses. In addition, the Fund has entered into repurchase agreements and foreign currency transactions with State Street during the period.

5. Organizational and Offering Costs

The Investment Adviser, on behalf of the Fund, has agreed to bear all of the Fund's organizational expenses and has also agreed to pay the amount by which the aggregate of all the Fund's offering costs (other than the sales load) exceed $0.04 per Common Share to the extent such excess offering expenses are not borne by another person other than the Fund. Such offering costs borne by the Investment Adviser were approximately $1,746,000. Offering costs borne by the Fund of $293,289 were charged to paid-in capital at the time such shares were issued.

6. Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $225,055,817 and $48,743,071, respectively, for the period ended April 30, 2011.

7. Share Transactions

Transactions in Common Shares were as follows:

Period Ended April 30, 2011 (Unaudited)[1]
Sale of Shares	7,326,993
Shares issued through dividend reinvestment	2,877
Net increase	7,329,870

1  For the period from January 27, 2011 (commencement of operations) to April 30, 2011.

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

The Fund is authorized to issue an unlimited number of shares of common stock at a par value of $0.001 per share.

During the period ended April 30, 2011, the Fund issued 2,877 shares of common stock for the reinvestment of dividends.

On January 27, 2011, the Fund completed the initial public offering of 6,750,000 shares of common stock. Proceeds paid to the Fund amounted to $128,654,790 after deduction of underwriting commissions and offering expenses of $270,210.

On February 25, 2011, the Fund issued 300,000 additional shares of common stock pursuant to the initial exercise of the underwriters' over-allotment option. Proceeds paid to the Fund amounted to $5,718,000 after deduction of underwriting commissions and offering expenses of $12,000.

On March 16, 2011, the Fund issued 276,993 additional shares of common stock pursuant to the final exercise of the underwriters' over-allotment option. Proceeds paid to the Fund amounted to $5,279,487 after deduction of underwriting commissions and offering expenses of $11,079.

8. Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) of investments of the Fund at April 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$188,161,817
Gross unrealized appreciation	$4,711,999
Gross unrealized depreciation	(1,016,842)
Net unrealized appreciation	$3,695,157

9. Derivative Instruments and Hedging Activities

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund may enter into forward foreign currency contracts.

The fair value of derivative instruments whose primary underlying risk exposure is foreign exchange risk at April 30, 2011 was as follows:

	Fair Value
Derivative	Asset Derivative[1]	Liability Derivative[1]
Forward foreign currency contracts	$60,134	$2,713,161

1  Statement of Assets and Liabilities location: Net unrealized depreciation on open forward foreign currency contracts

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

The effect of derivative instruments on the Statement of Operations whose primary underlying risk exposure is foreign exchange risk for the period ended April 30, 2011 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income[2]
Forward foreign currency contracts	$(251,132)	$(2,653,027)

1  Statement of Operations location: Net realized gain (loss) — Forward foreign currency contracts

2  Statement of Operations location: Net change in unrealized appreciation (depreciation) — Forward foreign currency contracts

The average US$ value of forward foreign currency contracts outstanding during the period ended April 30, 2011 was approximately $33,241,000.

10. Revolving Credit Facility

On March 11, 2011, the Fund entered into a senior secured revolving credit facility agreement (the "Credit Agreement") with the Bank of Nova Scotia that allows it to borrow up to $65,000,000, and to use the borrowings to make additional investments in the ordinary course of the Fund's business and for general business purposes of the Fund. The loans will be secured by a fully perfected first priority lien on all assets of the Fund capable of being pledged. The term of the facility is 364 days. Interest is charged at a rate equal to LIBOR for the applicable interest period plus a spread. There is a commitment fee for the unused portion on the facility. Commitment fees for the period ended April 30, 2011 totaled $6,625 and are included in interest expense in the Statement of Operations. Also included in interest expense is $4,464 of amortization of a previously paid upfront fee of $32,500. At April 30, 2011, the Fund had borrowings outstanding under the Credit Agreement of $43,000,000 at an interest rate of 1.309%. For the period March 16, 2011 through April 30, 2011, the average borrowings under the Credit Agreement and the average interest rate were $44,565,217 and 1.309%, respectively.

11. Leverage Risk

The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase yield and distributions to Common Shareholders, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the likelihood of greater volatility of the net asset value and market price of, and distributions on, the Common Shares, and that the fluctuations in the interest rates on the borrowings may affect the yield and distributions to Common Shareholders. There can be no assurance that the Fund's leverage strategy will be utilized or that, if utilized, it will be successful.

12. Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available financial and other information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

13. Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable to make timely interest payments and/or repay the principal on its debt. Because the Fund may invest, without limitation, in securities that are below investment grade, the Fund is subject to a greater degree of credit risk than a fund investing primarily in investment grade securities. Lower-grade securities are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. Loans and debt obligations of stressed issuers (including those that are in covenant or payment default) are subject to a multitude of legal, industry, market, economic and governmental forces that make analysis of these companies inherently difficult. Obligations of stressed issuers generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings or result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. In any investment involving stressed obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed obligations, the value of which may be less than the Fund's purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss. However, investments in equity securities obtained through debt restructurings or bankruptcy proceedings may be illiquid and thus difficult or impossible to sell.

14. Interest Rate and Income Risk

The income you receive from the Fund is based in large part on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well. The more the Fund invests in adjustable, variable or floating rate securities or in securities susceptible to prepayment risk, the greater the Fund's income risk. Market interest rates are at or near their lowest levels in many years and thus there is a substantial risk that the Fund's portfolio will decline in value as interest rates rise.

15. Risks of Senior Loans

There is less readily available and reliable information about most senior secured floating rate and fixed rate loans ("Senior Loans") than is the case for many other types of instruments, including listed securities. Senior Loans are not listed on any national securities exchange or automated quotation system and as such, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market is more volatile than for liquid, listed securities and may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates, resulting in fluctuations in the Fund's net asset value and difficulty in valuing the

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

Fund's portfolio of Senior Loans. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction of income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value.

16. Fair Value Measurements

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment's assigned level:

• Level 1 — Prices are determined using quoted prices in an active market for identical assets.

• Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

• Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund's own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2011. The Schedule of Investments includes disclosure of each security type by category and/or industry. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the period ended April 30, 2011, there were no significant transfers between investment levels.

	Quoted Prices in Active Markets for Identical Assets	Other Significant Observable Inputs	Significant Unobservable Inputs
Investments in an Asset Position	(Level 1)	(Level 2)	(Level 3)	Total
Corporate Bonds & Notes	$—	$158,241,549	$—	$158,241,549
Senior Loans	—	22,333,588	—	22,333,588
Repurchase Agreements	—	11,281,837	—	11,281,837
Total Investments in an Asset Position	$—	$191,856,974	$—	$191,856,974
Investments in a Liability Position
Forward Foreign Currency Contracts	$—	$(2,653,027)	$—	$(2,653,027)
Total Investments in a Liability Position	$—	$(2,653,027)	$—	$(2,653,027)

Avenue Income Credit Strategies Fund

Notes to Financial Statements (continued)

April 30, 2011 (unaudited)

For information related to geographical and industry categorization of investments and types of derivative contracts held, please refer to the Schedule of Investments.

17. Other

On March 17, 2011, the Board of Trustees approved a share repurchase program for the Fund. Under the repurchase program, the Fund is authorized to make open market purchases of its Common Shares as a measure to reduce any discount from net asset value in the market price of the Common Shares. The program authorizes the Fund to repurchase up to 10% of its outstanding Common Shares in any calendar year. The Fund is not required to make any such repurchases and there can be no assurances that it will. There also can be no assurances that any such repurchases would have the effect of reducing any discount from net asset value in the market price of the Common Shares. The Fund's ability to make repurchases will also be subject to regulatory requirements and to the Fund's ability to liquidate portfolio investments to raise cash for such repurchases. For the period ended April 30, 2011, the Fund did not make any share repurchases.

18. Subsequent Events

Management has evaluated events occurring subsequent to the date of the statement of assets and liabilities through the date the financial statements were issued. No matters requiring adjustment to or disclosure in the financial statements were noted, except as follows:

The Fund declared the following dividends from net investment income subsequent to April 30, 2011:

Declaration Date	Amount per Share	Record Date	Payable Date
May 2, 2011	$0.13	May 16, 2011	May 31, 2011
June 1, 2011	$0.13	June 15, 2011	June 30, 2011

Avenue Income Credit Strategies Fund

April 30, 2011 (unaudited)

Proxy Information. The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available without charge, upon request, by calling (877) 525-7330, and on the website of the Securities and Exchange Commission (the "SEC") at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge, upon request, by calling (877) 525-7330, and on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Holdings. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time its Common Shares in the open market.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited)

The Fund offers a Dividend Reinvestment Plan (the "Plan") pursuant to which distributions of dividends and all capital gains on Common Shares are automatically reinvested in additional Common Shares, unless a Common Shareholder specifically elects to receive cash by providing the required notice to the Plan Agent. Common Shareholders whose shares are held in the name of a broker or other nominee may have distributions reinvested only if such a service is provided by the broker or the nominee or if the broker or the nominee permits participation in the Plan.

State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the Common Shareholders of the Fund in administering the Plan. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate.

If the Fund declares an income dividend or a realized capital gains distribution payable either in the Fund's shares or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive shares. If the market price per share (plus expected commissions) on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, shares will be issued at 95% of the market price. With respect to Common Shares credited to a participant's account at a price below the current market price, all or a portion of the amount of the discount from such market price may be taxable to the participant as ordinary income. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If the net asset value per share exceeds the market price per share (plus expected commissions) at such time, the Plan Agent's broker will buy the Fund's shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants' account on, or shortly after, the payment date. For purposes of such purchases, the Plan Agent may use an affiliated or unaffiliated broker.

In the event of a market discount on the dividend or distribution payment date, the Plan Agent's broker will have up to 30 days after such payment date to invest the dividend or distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent's broker has completed its open-market purchases, the market price of a Common Share (plus expected commissions) exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent's broker may exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the payment date. Therefore, the Plan provides that if the Plan Agent's broker is unable to invest the full dividend or distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent's broker will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.

The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Avenue Income Credit Strategies Fund

Summary of Dividend Reinvestment Plan (unaudited) (continued)

In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan. A shareholder who holds his shares through a broker or other nominee will only be eligible to participate in the Plan if it is permitted by such broker or nominee. Such shareholders will not necessarily participate automatically in the Plan, and must contact their broker or nominee for more information.

There will be no brokerage charges to Common Shareholders with respect to Common Shares issued directly by the Fund as a result of dividends or distributions payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund at less than they could otherwise purchase them and will have Common Shares with a cash value greater than the value of any cash distribution they would have received on their Common Shares. If the market price plus commissions is below the net asset value, participants will receive distributions in Common Shares with a net asset value greater than the per Common Share value of any cash distribution they would have received on their Common Shares. However, there may be insufficient Common Shares available in the market to make distributions in Common Shares at prices below the net asset value. Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than the net asset value.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions.

You may obtain additional information about the Plan by calling (877) 525-7330 or by writing to the Plan Agent at State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116.

Common Shareholders may terminate their participation in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above. Such termination will be effective immediately if the participant's notice is received and processed by the Plan Agent not less than three business days prior to any dividend or distribution payment date; otherwise such termination will be effective the first trading day after the payment for such dividend or distribution with respect to any subsequent dividend or distribution. Common Shareholders of the Fund may again elect to participate in the Plan at any time by calling (877) 525-7330 or by writing to the Plan Agent at the address listed above.

The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination described in the paragraph, shares will be held by the Plan Agent in non-certificated form in the name of the participant. If a participant elects by notice to the Plan Agent in writing or by telephone (as described above) in advance of such termination to have the Plan Agent sell part or all of the participant's Common Shares and to remit the proceeds to the participant, the Plan Agent is authorized to deduct brokerage commissions for such transaction from the proceeds. To sell such shares, the Plan Agent may use an affiliated or unaffiliated broker.

Upon 90 days' notice to Plan participants, the Fund and the Plan Agent reserve the right to amend or supplement the terms and conditions of the Plan.

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited)

The Fund's investment adviser is Avenue Capital Management II, L.P. (the "Investment Adviser") and the Fund's investment subadviser is Avenue Europe International Management, L.P. (the "Subadviser"). The Investment Adviser and the Subadviser, which are referred to herein collectively as the "Avenue Managers," are both part of Avenue Capital Group, which comprises four registered investment advisers that have extensive expertise investing in stressed and distressed obligations throughout the world.

The Fund's Board of Trustees (the "Board") is legally required to review and approve the Investment Advisory Agreement between the Fund and the Investment Adviser (the "Investment Advisory Agreement") and the Investment Subadvisory Agreement between the Fund, the Investment Adviser and the Subadviser (the "Investment Subadvisory Agreement" and, together with the Investment Advisory Agreement, the "Advisory Agreements") initially for a two-year period and annually thereafter.

The Board, including each of the Trustees who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), unanimously approved the Advisory Agreements at an "in person" meeting held on December 9, 2010 (the "Meeting"). The Independent Trustees met in executive session separate from representatives of the Investment Adviser for the purpose of considering the approval of the Advisory Agreements. Prior to the meeting the Board had received a memorandum describing their duties and responsibilities as the Trustees in connection with their consideration and approval of the Advisory Agreements. The Board had received from the Avenue Managers materials it deemed reasonably necessary for its review of the Advisory Agreements.

In deciding whether to approve the Advisory Agreements, the Board considered various factors, including (1) the nature, extent and quality of the services to be provided by the Avenue Managers under the Advisory Agreements, (2) the investment performance of the Avenue Managers, (3) the costs to the Avenue Managers relative to the services and the profits realized by the Avenue Managers from their relationship with the Fund, and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Advisory Agreements reflect these economies of scale.

1. Nature, Extent and Quality of the Services to be provided by the Avenue Managers.

In considering the nature, extent and quality of the services to be provided by the Avenue Managers, the Board relied upon the materials provided in advance of the meeting. They noted that under the Advisory Agreements the Avenue Managers are responsible for managing the Fund's investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and the instructions of the Board, for providing necessary and appropriate reports and information to the Board, for maintaining all necessary books and records pertaining to the Fund's transactions in the Fund's Investments, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. In addition, the Board also considered the responsibility of the Investment Adviser under the Advisory Agreements to coordinate and oversee services provided to the Fund by others.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team of the Avenue Managers that would be responsible for the day-to-day portfolio management of the Fund. The Board discussed with representatives of the Avenue Managers the experience and capabilities of the Avenue Managers in the management of funds and investment vehicles comparable to the Fund and also discussed the Avenue Managers' compliance capabilities. The Board also considered the financial resources available to be employed by the Avenue Managers and their affiliates in the Avenue Capital Group for the benefit of the Fund. Drawing upon the materials provided and their general knowledge of the Avenue

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited) (continued)

Managers' experience in managing a similar portfolio, the Board concluded that, overall, it was satisfied with the nature, extent and high quality of the respective services expected to be provided by the Avenue Managers under the Advisory Agreements.

In light of the nature, extent and high quality of the management and services expected to be provided by Avenue Managers to the Fund, the Board reviewed and considered the investment management fee (the "Management Fee") payable monthly by the Fund to the Investment Adviser under the Advisory Agreement at an annual rate of 1.25% of the Fund's average daily "Managed Assets" (as defined in the Advisory Agreement). The Board noted that under the Advisory Agreements, in addition to providing investment management services, the Investment Adviser will provide the Fund with necessary offices, facilities and equipment, and will also compensate the Subadviser for the services it provides to the Fund. Further, the Investment Adviser, it was noted, would coordinate and oversee the provision of services to the Fund by other fund service providers. The Board further noted the Investment Adviser's agreement to pay (i) all of the Fund's organizational expenses and (ii) the Fund's offering expenses (other than sales load) in excess of $0.04 per share.

In order to better evaluate the Fund's advisory fees, the Board received and considered information comparing the Management Fee with the advisory fees of a group of comparable registered funds and also with private funds managed by the Avenue Managers (or their affiliates). The Board noted that the Management Fee was lower than the highest advisory fee paid by the comparable registered funds. While the Management Fee was higher than the average fees paid by the comparable registered funds, the Board noted that the Management Fee was significantly less than the fees charged to most of the private funds managed by the Avenue Managers (or their affiliates). The Board also noted differences from private funds and comparable registered funds. The Board noted that during periods when the Fund is using leverage, including through borrowings or the issuance of preferred stock, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which include the principal amount of the borrowings and any assets attributable to the issuance of preferred stock

2. Performance of the Avenue Managers

It was noted that as a newly organized fund, the Fund had no historical performance information or operating history at the time of the Meeting for the Board to consider in its evaluation of the terms and conditions of the Advisory Agreements. As such, the Fund's performance history was not a factor in the Board's deliberations in this regard.

3. The Costs to the Avenue Managers of Their Services and the Profits Realized by the Avenue Managers from Their Relationship with the Fund

Because the Fund was newly organized, the Board noted that the Avenue Managers had no historical profitability information with respect to the Fund available for the Board to consider at the time of the Meeting. The Board noted that profitability information, if provided, would have been pro forma in nature, and therefore speculative, and likely would not have been given significant, if any, weight. Under the circumstances, it was noted that profitability was not a factor in the Board's evaluation of the Advisory Agreements.

The Board considered other benefits expected to be received by the Avenue Managers as a result of their relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Avenue Managers' commitment to the Fund, the other ancillary benefits that the Avenue Managers and their affiliates expect to receive were not considered excessive under the circumstances.

Avenue Income Credit Strategies Fund

Consideration and Approval of Investment Advisory Agreements (unaudited) (continued)

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and Whether the Fee Levels in the Listed Management Agreement Reflect these Economies of Scale for the Benefit of the Fund's Shareholders

The Board noted that as the Fund's assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed operating costs, become a smaller percentage of overall assets. The Board also noted that the Avenue Managers may realize economies of scale in management of the Fund as the Fund increases in size. The Board, however, noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond the incurrence of leverage for investment purposes and through maintaining its dividend reinvestment plan, any other significant growth in the Fund's assets will generally occur through appreciation in the value of the Fund's investment portfolio, rather than sales of common shares of the Fund. The Board concluded that the Management Fee structure, which incorporates no breakpoints to reflect the potential for realization of economies of scale, was appropriate at this time.

Approval of the Advisory Agreements

The Board, and the Independent Trustees separately, approved the Fund's Advisory Agreements with the Avenue Managers after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services to be provided by the Avenue Managers were appropriate, that because the Fund was newly organized, past performance was not a factor in the Board's deliberations, and that the Avenue Managers could be expected to provide services of high quality. As to the Avenue Managers' fees for the Fund, the Board determined that the fees, considered in relation to the services to be provided, were fair and reasonable, that the Fund's relationship with the Avenue Managers was not so profitable as to render the fees excessive, that any additional benefits to the Avenue Managers were not of a magnitude materially to affect the Boards' deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

Avenue Income Credit Strategies Fund
399 Park Avenue - 6th Floor
New York, NY 10022

Trustees

Joel Citron,

Chairman of the Board

Julie Dien Ledoux

Randolph Takian

Darren Thompson

Officers

Randolph Takian

Principal Executive Officer and President

Robert Ollwerther

Treasurer and Principal Financial Officer

Eric Ross

Chief Compliance Officer

Ty Oyer

Secretary

Investment Advisers

Avenue Capital Management II, L.P.

Avenue Europe International Management, L.P. (Subadviser)

399 Park Avenue

New York, New York 10022

Administrator and Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank and Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Legal Counsel

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Avenue Income Credit
Strategies Fund

SEMI-ANNUAL REPORT
April 30, 2011

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3.  Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.  Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable to semi-annual reports.

Item 6.  Schedule of Investments

(a)                                  Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)                                  Not applicable to semi-annual reports.

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the registrant during the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

As disclosed in the registrant’s registration statement:

The nominating committee identifies individuals qualified to serve as independent trustees on the Board and on committees of the Board and advises the Board with respect to Board composition, procedures and committees. The independent trustees of the Fund select and nominate any other nominee independent trustees for the Fund. While the nominating committee is solely responsible for the selection and nomination of the Board, the nominating committee shall review and consider nominations for the office of trustee made by management and by Fund shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the chief executive officer of the Fund, as the Trustees deem appropriate.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable to semi-annual reports.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	No written solicitations to purchase securities under Rule 23c-1 under the 1940 Act were sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Avenue Income Credit Strategies Fund

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

Date:	July 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randolph Takian
Randolph Takian
Trustee, Chief Executive Officer and President (Principal Executive Officer)

By:	/s/Robert Ollwerther
Robert Ollwerther
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	July 1, 2011